 Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release date:	Jan. 29, 2003

ALLTEL reports strong annual results for 2002;

announces sale of division of Information Services business

LITTLE ROCK, Ark. - ALLTEL today announced that the company achieved strong fourth-quarter and 2002 annual results. In the fourth quarter, fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was 82 cents, an 11 percent increase from a year ago. Fully diluted earnings per share from current businesses was 84 cents, a 12 percent increase from a year ago.

For the year, fully diluted earnings per share under GAAP was $2.96, while fully diluted earnings per share from current businesses was $3.24, a 14 percent increase from 2001.

"This was another solid year for ALLTEL as our company continued to produce strong financial results while growing our communications business in what was a very challenging year for the industry," said Scott Ford, ALLTEL president and chief executive officer.

Fourth-quarter highlights from current businesses (compared with the fourth quarter of last year) include:

  Total revenues were $2.1 billion, a 13 percent increase.
  Net income was $262.4 million, a 12 percent increase.
  Wireless revenues were $1.1 billion, a 15 percent increase.
  Wireline revenues were $607.8 million, a 22 percent increase.
  Equity free cash flow was $281 million, a 112 percent increase.

Highlights from current businesses for the year (compared with 2001) include:

  Total revenues were nearly $8 billion, a 6 percent increase.
  Net income was $1 billion, a 14 percent increase.
  Wireless revenues were $4.2 billion, a 9 percent increase.
  Wireline revenues were $2.2 billion, an 11 percent increase.
  Equity free cash flow was $996 million, a 21 percent increase.

ALLTEL also has agreed to sell the financial services division of its Information Services subsidiary to Fidelity National Financial Inc. of Irvine, Calif., for $1.05 billion, payable as $775 million cash and $275 million in Fidelity National common stock. The telecom division of ALLTEL Information Services will be retained by ALLTEL and will not be part of the transaction.

Fidelity National is acquiring ALLTEL's mortgage servicing operations; the retail banking operations; the commercial lending/wholesale banking business; and the community/regional bank division. About 5,500 employees will transition to Fidelity National as part of the transaction.

Assuming the Information Services transaction closes on March 31, the sale will dilute 2003 earnings by approximately 22 cents per share. First-quarter 2003 results will show the financial services division of the Information Services business as a discontinued operation.

"The decision to sell the financial services division of ALLTEL Information Services improves ALLTEL's financial flexibility and allows our company to focus on expanding the communications business," Ford said. "We also believe Fidelity National will provide opportunities for both our Information Services customers and employees, and we look forward to our continued relationship with Fidelity National as one of their sizeable shareholders."

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; the potential for adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service and unbundled network elements and resale rates; and the final outcome of pending litigation challenging the Federal Communications Commission's wireless number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

ALLTEL, with more than 12 million communications customers and nearly $8 billion in annual revenues, is a leader in the communications and information services industries. ALLTEL has communications customers in 26 states and provides information services to telecommunications, financial and mortgage clients in more than 50 countries.

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ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
FROM CURRENT BUSINESSES	December 31, 2002	December 31, 2001	Increase (Decrease) Amount	%	December 31, 2002	December 31, 2001	Increase (Decrease) Amount	%
REVENUES AND SALES:
Wireless	$1,119,382	$974,203	$145,179	15	$4,160,204	$3,832,039	$328,165	9
Wireline	607,815	499,387	108,428	22	2,179,761	1,964,870	214,891	11
Communications support services	205,632	215,618	(9,986)	(5)	806,593	823,816	(17,223)	(2)
Information services	250,195	253,897	(3,702)	(1)	990,132	1,035,238	(45,106)	(4)
Total business segments	2,183,024	1,943,105	239,919	12	8,136,690	7,655,963	480,727	6
Less: intercompany eliminations	39,340	39,028	312	1	153,253	150,349	2,904	2
Total revenues and sales	$2,143,684	$1,904,077	$239,607	13	$7,983,437	$7,505,614	$477,823	6

EBITDA:
Wireless	$405,978	$379,169	$26,809	7	$1,528,603	$1,446,651	$81,952	6
Wireline	355,534	288,951	66,583	23	1,269,538	1,144,685	124,853	11
Communications support services	23,431	30,157	(6,726)	(22)	90,527	113,144	(22,617)	(20)
Information services	71,277	62,204	9,073	15	255,680	240,509	15,171	6
Total business segments	856,220	760,481	95,739	13	3,144,348	2,944,989	199,359	7
Corporate expenses	6,349	6,291	58	1	20,985	20,371	614	3
Total EBITDA	$849,871	$754,190	$95,681	13	$3,123,363	$2,924,618	$198,745	7

OPERATING INCOME:
Wireless	$246,495	$221,227	$25,268	11	$950,951	$827,687	$123,264	15
Wireline	223,736	181,903	41,833	23	803,939	732,642	71,297	10
Communications support services	16,471	23,654	(7,183)	(30)	63,348	90,725	(27,377)	(30)
Information services	46,019	38,756	7,263	19	161,964	146,404	15,560	11
Total business segments	532,721	465,540	67,181	14	1,980,202	1,797,458	182,744	10
Corporate expenses	9,727	11,384	(1,657)	(15)	35,453	40,513	(5,060)	(12)
Total operating income	522,994	454,156	68,838	15	1,944,749	1,756,945	187,804	11

Equity earnings in unconsolidated partnerships	23,260	12,275	10,985	89	65,776	56,941	8,835	16
Minority interest in consolidated partnerships	(17,888)	(17,435)	453	3	(69,956)	(71,811)	(1,855)	(3)
Other income, net	(3,561)	2,760	(6,321)	(229)	(5,743)	12,837	(18,580)	(145)
Interest expense	(107,121)	(61,403)	45,718	74	(314,470)	(268,528)	45,942	17
Income before income taxes	417,684	390,353	27,331	7	1,620,356	1,486,384	133,972	9
Income taxes	155,255	155,582	(327)	—	609,049	596,780	12,269	2
Net income	262,429	234,771	27,658	12	1,011,307	889,604	121,703	14
Preferred dividends	29	34	(5)	(15)	125	145	(20)	(14)
Net income applicable to common shares	$262,400	$234,737	$27,663	12	$1,011,182	$889,459	$121,723	14

EARNINGS PER SHARE:
Basic	$.84	$.76	$.08	11	$3.25	$2.86	$.39	14
Diluted	$.84	$.75	$.09	12	$3.24	$2.84	$.40	14

Current businesses excludes integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and receivables, and net financing costs related to the prefunding of the Company’s wireless and wireline acquisitions.

Pursuant to SFAS  No. 142 “Goodwill and Other Intangible Assets”, amortization of goodwill and other indefinite-lived intangible assets ceased as of January 1, 2002.

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ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME-AS REPORTED-Page 2

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31, 2002	December 31, 2001	December 31, 2002	December 31, 2001
Revenues and sales:
Service revenues	$1,942,889	$1,714,181	$7,257,294	$6,736,782
Product sales	200,795	189,896	726,143	768,832
Total revenues and sales	2,143,684	1,904,077	7,983,437	7,505,614
Costs and expenses:
Cost of services	642,107	576,435	2,471,512	2,269,096
Cost of products sold	233,903	213,159	891,356	907,910
Selling, general and administrative and other	417,803	360,293	1,511,206	1,403,990
Depreciation and amortization	326,877	300,034	1,178,614	1,167,673
Integration expenses and other charges	41,298	5,681	115,095	92,204
Total costs and expenses	1,661,988	1,455,602	6,167,783	5,840,873

Operating income	481,696	448,475	1,815,654	1,664,741

Equity earnings in unconsolidated partnerships	23,260	12,275	65,776	56,941
Minority interest in consolidated partnerships	(17,888)	(17,435)	(69,956)	(71,811)
Other income, net	(3,561)	2,760	2,458	12,837
Interest expense	(107,121)	(61,403)	(349,429)	(268,528)
Gain on disposal of assets, write-down of investments and other	19,516	—	985	357,576

Income before income taxes	395,902	384,672	1,465,488	1,751,756
Income taxes	139,329	153,314	541,178	704,242

Income before cumulative effect of accounting change	256,573	231,358	924,310	1,047,514
Cumulative effect of accounting change (net of income taxes)	—	—	—	19,523

Net income	256,573	231,358	924,310	1,067,037
Preferred dividends	29	34	125	145
Net income applicable to common shares	$256,544	$231,324	$924,185	$1,066,892

Basic earnings per share:
Income before cumulative effect of accounting change	$0.82	$0.75	$2.97	$3.36
Cumulative effect of accounting change	—	—	—	0.06
Net income	$0.82	$0.75	$2.97	$3.42

Diluted earnings per share:
Income before cumulative effect of accounting change	$0.82	$0.74	$2.96	$3.34
Cumulative effect of accounting change	—	—	—	0.06
Net income	$0.82	$0.74	$2.96	$3.40

Adjusted amounts assuming change in accounting for goodwill and other indefinite-lived intangibles applied retroactively:

Net income as reported	$256,573	$231,358	$924,310	$1,067,037
Amortization of indefinite-lived intangible assets, net of tax	—	25,670	—	93,048
Adjusted net income	$256,573	$257,028	$924,310	$1,160,085

Basic earnings per share as reported	$0.82	$0.75	$2.97	$3.42
Amortization of indefinite-lived intangible assets, net of tax	—	0.08	—	0.30
Adjusted basic earnings per share	$0.82	$0.83	$2.97	$3.72

Diluted earnings per share as reported	$0.82	$0.74	$2.96	$3.40
Amortization of indefinite-lived intangible assets, net of tax	—	0.08	—	0.30
Adjusted diluted earnings per share	$0.82	$0.82	$2.96	$3.70

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ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS FROM CURRENT BUSINESSES TO AS REPORTED RESULTS-Page 3

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31, 2002	December 31, 2001	December 31, 2002	December 31, 2001
Operating income from current businesses	$522,994	$454,156	$1,944,749	$1,756,945
Special charges and unusual items:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	(14,000)	—
Integration expenses and other charges	(41,298)	(5,681)	(115,095)	(92,204)
Operating income, as reported	$481,696	$448,475	$1,815,654	$1,664,741

Net income from current businesses	$262,429	$234,771	$1,011,307	$889,604
Special charges and unusual items, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	(8,694)	—
Integration expenses and other charges	(17,781)	(3,413)	(62,526)	(54,837)
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	—	(16,337)	—
Gain on disposal of assets and other	13,526	—	10,599	212,747
Write-down of investments	(1,601)	—	(10,039)	—
Cumulative effect of accounting change, net of tax	—	—	—	19,523
Net income, as reported	$256,573	$231,358	$924,310	$1,067,037

Basic earnings per share from current businesses	$0.84	$0.76	$3.25	$2.86
Special charges and unusual items, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	(0.03)	—
Integration expenses and other charges	(0.06)	(0.01)	(0.20)	(0.18)
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	—	(0.05)	—
Gain on disposal of assets and other	0.04	—	0.03	0.68
Write-down of investments	—	—	(0.03)	—
Cumulative effect of accounting change, net of tax	—	—	—	0.06
Basic earnings per share, as reported	$0.82	$0.75	$2.97	$3.42

Diluted earnings per share from current businesses	$0.84	$0.75	$3.24	$2.84
Special charges and unusual items, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	(0.03)	—
Integration expenses and other charges	(0.06)	(0.01)	(0.20)	(0.17)
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	—	(0.05)	—
Gain on disposal of assets and other	0.04	—	0.03	0.67
Write-down of investments	—	—	(0.03)	—
Cumulative effect of accounting change, net of tax	—	—	—	0.06
Diluted earnings per share, as reported	$0.82	$0.74	$2.96	$3.40

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ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION FROM CURRENT BUSINESSES-Page 4

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	December 31, 2002	December 31, 2001	Increase (Decrease) Amount	%	December 31, 2002	December 31, 2001	Increase (Decrease) Amount	%
Wireless:
Controlled POPs	59,008,262	49,515,962	9,492,300	19
Customers	7,601,598	6,682,964	918,634	14
Penetration rate	12.9%	13.5%	(0.6)%	(4)
Average customers	7,561,283	6,605,938	955,345	14	7,095,544	6,441,617	653,927	10
Gross customer additions:
Internal	675,230	569,972	105,258	18	2,404,180	2,297,628	106,552	5
Acquired, net of divested	(8,939)	—	(8,939)	—	752,784	—	752,784	—
Total	666,291	569,972	96,319	17	3,156,964	2,297,628	859,336	37
Net customer additions:
Internal	51,608	95,042	(43,434)	(46)	279,703	441,369	(161,666)	(37)
Acquired, net of divested	(8,939)	—	(8,939)	—	752,784	—	752,784	—
Prepaid customer unit adjustment	—	—	—	—	(113,853)	—	(113,853)	—
Total	42,669	95,042	(52,373)	(55)	918,634	441,369	477,265	108
Revenues and sales (in thousands):
Service revenues	$1,065,747	$938,896	$126,851	14	$3,999,206	$3,639,770	$359,436	10
Product sales	53,635	35,307	18,328	52	160,998	192,269	(31,271)	(16)
Total	$1,119,382	$974,203	$145,179	15	$4,160,204	$3,832,039	$328,165	9
Average revenue per customer per month	$46.98	$47.38	$(0.40)	(1)	$46.97	$47.09	$(0.12)	—
Cost to acquire a new customer	$274	$305	$(31)	(10)	$304	$302	$2	1
Postpay churn	2.25%	2.35%	(0.10)%	(4)	2.23%	2.34%	(0.11)%	(5)
Total churn	2.76%	2.41%	0.35%	15	2.50%	2.41%	0.09%	4
Operating margin	22.0%	22.7%	(0.7)%	(3)	22.9%	21.6%	1.3%	6
Cash flow (EBITDA) margin	36.3%	38.9%	(2.6)%	(7)	36.7%	37.8%	(1.1)%	(3)
Service revenue (EBITDA) margin	38.1%	40.4%	(2.3)%	(6)	38.2%	39.7%	(1.5)%	(4)
Capital expenditures (in thousands)	$171,591	$261,766	$(90,175)	(34)	$717,075	$721,393	$(4,318)	(1)

Wireline:
Customers	3,167,275	2,612,325	554,950	21
DSL customers	70,182	26,816	43,366	162
Operating margin	36.8%	36.4%	0.4%	1	36.9%	37.3%	(0.4)%	(1)
Cash flow (EBITDA) margin	58.5%	57.9%	0.6%	1	58.2%	58.3%	(0.1)%	—
Capital expenditures (in thousands)	$117,440	$108,914	$8,526	8	$399,638	$390,289	$9,349	2

Communications support services:
Long-distance customers	1,542,210	1,265,710	276,500	22
Operating margin	8.0%	11.0%	(3.0)%	(27)	7.9%	11.0%	(3.1)%	(29)
Cash flow (EBITDA) margin	11.4%	14.0%	(2.6)%	(19)	11.2%	13.7%	(2.5)%	(18)
Capital expenditures (in thousands)	$9,798	$18,965	$(9,167)	(48)	$31,537	$37,028	$(5,491)	(15)

Information services:
Operating margin	18.4%	15.3%	3.1%	20	16.4%	14.1%	2.3%	16
Cash flow (EBITDA) margin	28.5%	24.5%	4.0%	16	25.8%	23.2%	2.6%	11
Capital expenditures (in thousands)	$7,016	$9,870	$(2,854)	(29)	$40,644	$61,888	$(21,244)	(34)

Consolidated:
Operating margin	24.4%	23.9%	0.5%	2	24.4%	23.4%	1.0%	4
Cash flow (EBITDA) margin	39.6%	39.6%	—	—	39.1%	39.0%	0.1%	—
Capital expenditures (in thousands)	$308,022	$402,095	$(94,073)	(23)	$1,194,045	$1,231,941	$(37,896)	(3)
Weighted average common shares:
Basic (in thousands)	311,133	310,498	635	—	310,982	311,380	(398)	—
Fully diluted (in thousands)	312,244	312,601	(357)	—	312,328	313,530	(1,202)	—
Annual dividend rate per common share	$1.40	$1.36	$0.04	3
Total assets (in thousands)	$16,389,140	$12,608,966	$3,780,174	30

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ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS-Page 5

(Dollars in thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS’ EQUITY

	December 31, 2002	December 31, 2001		December 31, 2002	December 31, 2001
CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$155,460	$85,266	Current maturities of long-term debt	$495,322	$51,552
Accounts receivable (less allowance for doubtful accounts of $71,901 and $52,150 respectively)	1,290,393	1,241,234	Accounts payable	587,820	522,152
			Advance payments and customer deposits	261,479	217,994
			Accrued taxes	46,811	141,006
Inventories	139,892	163,745	Accrued dividends	109,564	105,952
Prepaid expenses and other	60,247	277,506	Accrued interest	123,806	66,441
			Other current liabilities	194,446	180,044
Total current assets	1,645,992	1,767,751
			Total current liabilities	1,819,248	1,285,141
Investments	327,424	251,595

Goodwill	4,752,564	2,633,581
Other intangibles	1,389,454	798,548
			Long-term debt	6,145,501	3,861,493
			Deferred income taxes	1,158,453	737,947
PROPERTY, PLANT AND EQUIPMENT:			Other liabilities	1,267,834	1,158,552
Land	289,077	239,835
Buildings and improvements	1,194,020	1,051,375
Wireline	6,188,507	5,501,258
Wireless	4,798,304	4,160,555
Information services	1,311,695	1,166,828	SHAREHOLDERS’ EQUITY:
Other	620,502	577,964	Preferred stock	391	422
Under construction	365,953	384,145	Common stock	311,183	310,530
			Additional capital	695,656	769,196
Total property, plant and equipment	14,768,058	13,081,960	Unrealized holding (loss) on investments	(1)	(4,515)
Less accumulated depreciation	7,059,406	6,300,661	Foreign currency translation adjustment	(6,868)	(9,927)
			Retained earnings	4,997,743	4,500,127
Net property, plant and equipment	7,708,652	6,781,299
			Total shareholders’ equity	5,998,104	5,565,833
Other assets	565,054	376,192

TOTAL ASSETS	$16,389,140	$12,608,966	TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,389,140	$12,608,966

-end-